Exhibit 10.1

                     FIRST AMENDMENT TO AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

      This First Amendment to Amended and Restated Loan and Security Agreement ("Amendment") is made this 12th day of August, 2004, by and among PHOENIX COLOR CORP., PCC EXPRESS, INC., TECHNIGRAPHIX, INC., PHOENIX (MD.) REALTY, LLC, and PHOENIX COLOR FULFILLMENT, INC., (each is referred to individually as a "Borrower" and collectively, as the "Borrowers"), the lending institutions listed from time to time on Schedule 1.1(a) to the Credit Agreement (as defined below) (singly, a "Lender" and collectively, "Lenders"), and Wachovia Bank, National Association, as administrative agent for Lenders (in such capacity, "Agent").

                                   BACKGROUND

      A. Borrowers, Agent and Lenders are parties to a Amended and Restated Loan and Security Agreement dated September 30, 2003 (as amended or otherwise modified from time to time, the "Credit Agreement"), pursuant to which certain financing arrangements were established for the benefit of Borrowers. All capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

      B. Borrowers have requested that Agent and Lenders modify, in certain respects, the Credit Agreement and Agent and Lenders have agreed to make such modifications, all as more fully set forth herein and subject to the terms and conditions hereof.

      NOW, THEREFORE, with the foregoing Background incorporated by reference herein and made part hereof, the parties hereto, intending to be legally bound, hereby agree as follows:

      1. Waiver. Borrowers have failed to comply with the requirements of the Credit Agreement and the following Event of Default has occurred (such Event of Default for the period so referenced is referred to as the "Existing Default"):
Borrowers' noncompliance with the financial covenant set forth in Section 9.1 (Fixed Charge Coverage Ratio) of the Credit Agreement for the fiscal quarter ending June 30, 2004. Borrowers have requested that Agent and Lenders waive the Existing Default. Upon the effectiveness of this Amendment, Agent and Lenders hereby waive the Existing Default. The waiver of the Existing Default shall not constitute a waiver of any other Default or Event of Default. Nothing contained herein shall obligate Agent or Lenders to grant any future waiver of any other Default or Event of Default or be deemed to constitute a course of conduct.

      2. Amendment. The Credit Agreement is amended as follows:

            (a) Financial Covenants. Sections 9.1 and 9.2 of the Credit Agreement are amended and restated as follows:

            9.1 Fixed Charge Coverage:

            Borrowers shall maintain a Fixed Charge Coverage Ratio of not less than 1.2 to 1 as of the end of each fiscal quarter, each calculated on a rolling four (4) quarter basis; provided, however, such calculation for the fiscal quarter ending September 30, 2004 shall be based upon the three months ending on such date, such calculation for the fiscal quarter ending December 31, 2004 shall be based upon the six months ending on such date, and such calculation for the fiscal quarter ending March 31, 2005 shall be based upon the nine months ending on such date.

            9.2 Consolidated Capital Expenditures:

            Borrowers shall not make more than $3,500,000 less the Net Cash Proceeds from the sale of any equipment during the applicable periods in Consolidated Capital Expenditures, measured on the last day of each fiscal quarter and calculated on a rolling four (4) quarter basis; provided, however, for the fiscal quarters ending September 30, 2004, December 31, 2004, March 31, 2005 and June 30, 2005 such covenant shall be calculated as follows:

            Period                                               Amount
            ------                                               ------
            3 months ending September 30, 2004                 $  625,000
            6 months ending December 31, 2004                  $1,250,000
            9 months ending March 31, 2005                     $1,875,000
            12 months ending June 30, 2005                     $2,500,000

      3. Amendment Fee. Upon the effectiveness of this Amendment Agent and Lenders shall have fully earned a non-refundable amendment fee in an amount equal to $60,000 ("Amendment Fee"), which fee shall be due and payable by Borrowers to Agent as follows: (a) $30,000 in immediately available funds on or before the effectiveness of this Amendment and (b) $30,000 in immediately available funds on January 3, 2005.

      4. Effectiveness Conditions. This Amendment shall become effective upon the satisfactory completion, as determined by Agent in its discretion, of the following conditions ("Effectiveness Conditions") (all documents to be in form and substance satisfactory to Agent):

            (a) Execution and delivery by all parties of this Amendment;

            (b) Delivery of all consents and approvals of the boards of directors, shareholders and other applicable third parties necessary in connection with this transaction shall have been obtained;

            (c) After giving effect to Section 1 of this Agreement, no Default or Event of Default exists;

            (d) Payment of the initial portion of the Amendment Fee in the amount of $30,000 in immediately available funds; and

            (e) Payment of Expenses.


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

      5. Representations and Warranties. Each Borrower warrants and represents to Agent and Lenders that:

            (a) Prior Representations. As of the date of this Amendment, all warranties and representations set forth in the Credit Agreement and Loan Documents are true and correct in all material respects, both before and after giving effect to this Amendment.

            (b) No Default. After giving effect to this Amendment, no Default or Event of Default is outstanding or would exist after giving effect to this Amendment.

      6. Incorporation into Existing Loan Documents. The parties acknowledge and agree that this Amendment is incorporated into and made part of the Credit Agreement and Loan Documents, the terms and provisions of which, unless expressly modified herein, are hereby ratified and confirmed and continue unchanged and in full force and effect. Any future reference to the Credit Agreement or Loan Documents shall mean the Credit Agreement or Loan Documents as amended hereby. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision in the Loan Documents, the terms and provisions hereof shall control.

      7. Miscellaneous.

            (a) Headings. The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

            (b) Other Instruments. Each Borrower shall execute any other documents, instruments and writings, in form and substance satisfactory to Agent, as Agent may reasonably request, to carry out the intentions of the parties hereunder.

            (c) Modifications. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

            (d) Third Party Rights. No rights are intended to be created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary.

            (e) Governing Law. The terms and conditions of this Amendment shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Pennsylvania without regard to its otherwise applicable principles of conflicts and laws.

            (f) Counterparts. This Amendment may be executed in counterpart all, of which counterparts taken together shall constitute one completed fully executed document. A photocopied or facsimile signature shall be deemed to be the functional equivalent of a manually executed original for all purposes.

            (g) WAIVER OF JURY TRIAL. BORROWERS, AGENT AND LENDERS, BY THEIR EXECUTION OF THIS AMENDMENT, EACH REAFFIRM THEIR WAIVER OF THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR


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

RELATED TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL.

      Dated the date and year first written above.

BORROWERS:                                PHOENIX COLOR CORP.

                                          By:     /s/ Edward Lieberman
                                                  ------------------------------
                                          Name:   Edward Lieberman
                                                  ------------------------------
                                          Title:  Chief Financial Officer
                                                  ------------------------------


                                          PCC EXPRESS, INC.

                                          By:     /s/ Edward Lieberman
                                                  ------------------------------
                                          Name:   Edward Lieberman
                                                  ------------------------------
                                          Title:  Chief Financial Officer
                                                  ------------------------------


                                          TECHNIGRAPHIX, INC.

                                          By:     /s/ Edward Lieberman
                                                  ------------------------------
                                          Name:   Edward Lieberman
                                                  ------------------------------
                                          Title:  Chief Financial Officer
                                                  ------------------------------


                                          PHOENIX (MD.) REALTY, LLC

                                          By:     /s/ Edward Lieberman
                                                  ------------------------------
                                          Name:   Edward Lieberman
                                                  ------------------------------
                                          Title:  Chief Financial Officer
                                                  ------------------------------


                                          PHOENIX COLOR FULFILLMENT, INC.

                                          By:     /s/ Edward Lieberman
                                                  ------------------------------
                                          Name:   Edward Lieberman
                                                  ------------------------------
                                          Title:  Chief Financial Officer
                                                  ------------------------------


                [SIGNATURE PAGE A&R LOAN AND SECURITY AGREEMENT]
                                       S-1

AGENT:                                    WACHOVIA BANK, NATIONAL ASSOCIATION

                                          By:     /s/ Margaret A. Byrne
                                                  ------------------------------
                                          Name:   Margaret A. Byrne
                                                  ------------------------------
                                          Title:  Vice President
                                                  ------------------------------


LENDER:                                   WACHOVIA BANK, NATIONAL ASSOCIATION

                                          By:     /s/ Margaret A. Byrne
                                                  ------------------------------
                                          Name:   Margaret A. Byrne
                                                  ------------------------------
                                          Title:  Vice President
                                                  ------------------------------